--------------------------------------------------------------------------------

                    K I R R , M A R B A C H P A R T N E R S
                     ---------------------------------------
                               V A L U E F U N D


                                 [GRAPH OMITTED]


MARCH 31, 2000                                                SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

--------------------------------------------------------------------------------
                    "NO WARNING CAN SAVE A PEOPLE DETERMINED
                 TO GROW SUDDENLY RICH."--Lord Overstone, 1846
          "HISTORY DOES NOT REPEAT ITSELF: IT JUST RHYMES!"--Mark Twain
--------------------------------------------------------------------------------

MAY 10, 2000

Dear Fellow Shareholder:

Studious readers of past Kirr, Marbach Partners Value Fund ("Fund") reports to shareholders are not surprised that the stock market's "chickens" (i.e. "new era" stocks with astronomical or infinite P/Es) came home to roost with a vengeance as the first calendar quarter of the new century came to a close. An increasing number of stocks from the internet IPO classes of 1998 and 1999 that doubled, tripled or more on their first day of trading now sport "going concern" qualifications from their auditors and single digit prices. The downdraft in high P/E technology stocks has accelerated in the second calendar quarter, interrupted by periodic attempts to rally. Margin debt has expanded to unprecedented levels and, as surely as day follows night, forced liquidations of falling stocks to meet margin calls has exacerbated the decline. Though the NASDAQ Composite Index's (5) "bungee jump" has been positively frightening to experience, the action in what we consider to be absurdly valued stocks confirms our belief that buying the equity of money-losing companies, oftentimes with borrowed money, is NOT a recipe for long-term investment success. The speculative bubble in these stocks appears to be in the early stages of bursting and we see the market's recent convulsions as a preview of a movie with an unhappy ending for the new era crowd.

This is great news in that the bursting of the speculative bubble, along with a confluence of other signs, points to a return of rationality to the market. We think our value investment style will be a prime beneficiary as the market once again assesses the value of stocks on the basis of fundamentals (not hype and hope). Though we can't promise anything and there have surely been false starts before (the second calendar quarter of 1999, to name but one), we believe the Fund is poised for good investment performance over the next several years. As of the end of the first calendar quarter, the Fund's portfolio had a median P/E (based on 2000 estimated earnings) of 11.8 and an estimated earnings growth rate of 14%. In contrast, the S&P 500 Index had a P/E of 26.6 and estimated earnings growth of just 11%. We feel the combination of owning shares 1) in good businesses, 2) trading at a 50% DISCOUNT to the S&P 500's P/E, but 3) with underlying earnings growth 25% GREATER than that of the S&P 500, makes for a good investment opportunity.

U.S. stocks experienced volatility in the six-month period ending March 31, 2000 that was extreme even by recent standards. The Fund had a total return of 4.9% for the period (1). The Standard & Poor's 500 Index (2) gained 17.5% on a total return basis for the period, while the Value Line Index (3) gained 3.5% and the Standard & Poor's 400 Midcap Index (4) 32.1%. To give you some perspective on NASDAQ's wild ride, consider that NASDAQ (5) was up 24% year-to-date through March 10, but DOWN 17% year-to-date as we write this letter on May 10 (a scant 2 months later).


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

 PERIODS ENDING            FUND TOTAL           S&P 500            VALUE LINE          S&P 400 MIDCAP
 MARCH 31, 2000              RETURN              INDEX                INDEX                 INDEX
-------------------  -------------------  -------------------- --------------------  --------------------
    3 months               +3.7%                 +2.3%                -0.1%                +12.7%

    6 months               +4.9%                +17.5%                +3.5%                +32.1%

    9 months               -10.2%               +10.1%                -6.9%                +21.0%

    12 months              +3.5%                +17.8%                +6.4%                +38.2%
-------------------  -------------------  -------------------- --------------------  --------------------

(1) Past performance does not reflect how the Fund may perform in the future.

(2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

(3) The Value Line Index is an unmanaged, equally-weighted index which includes 1700 U.S. stocks.

(4) The S&P 400 Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks.

(5) The NASDAQ Composite Index is an unmanaged, capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

We mentioned in the introduction a confluence of positive signs that value investing is poised to enter a period (long, we hope) of ascendancy. We're not Pollyannas by nature and it's certainly not been easy to maintain a positive outlook, but we do believe the table is in the process of being set for us and, more importantly, our fellow shareholders.

o We've discussed the virtues of value and the pitfalls of "anti-value" until we're blue in the face. We are quite sure you're tired of reading about it in these pages, so we'll refer you to prior reports to shareholders for our thoughts, which haven't changed. There are many advocating the position we're in a "new era" for investing where valuation doesn't matter. They would say we (value managers) just don't get it and are doomed to extinction, just like the dinosaurs. For the past 18-24 months, they've been right and we've been wrong. Still, we beg to differ. Valuation doesn't matter, until it does. Our poster child for this apparent incongruity is Procter & Gamble, for many years a paragon of virtue to its growth stock cult following. When P&G announced an unanticipated earnings shortfall on March 7, the punishment to its stock was swift and severe, a 31% drop translating into a hit of $36 billion in market capitalization. Growth investors paid an ever-increasing multiple for P&G's supposed "bulletproof" earnings growth. As long as P&G delivered the expected (albeit relatively modest) earnings gains and the stock had positive momentum (i.e. kept going up), all was right with the world and valuation didn't matter. That all changed on March 7 as P&G was transformed from life-long growth stock paragon to pariah (we know the feeling all too well). Valuation suddenly DID matter and its stock free fell to a level deemed attractive, on the "outdated" fundamental metrics, to the ever shrinking group of investors still paying attention to valuation. Again, valuation doesn't matter, until it does. We'll go further and argue that at the end of the day, valuation is the ONLY thing that matters.

                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

o As alluded to in the prior bullet point, the body count of "formerly brilliant, but now washed-up" investment managers folding their tents or having their tents folded for them mounts daily. Hedge fund titan Julian Robertson shut down Tiger Management, saying that in an "irrational market," where "earnings and price considerations take a back seat to mouse clicks and momentum," the logic of value investing "does not count for much." Robert Sanborn and George Vanderheiden went from the mutual fund equivalent of "rock stars" to dolts in the space of 24 months and were replaced as portfolio managers at Oakmark and Fidelity, respectively. Gary Brinson, founder of Brinson Partners and an individual of significant renown in both the academic and investing worlds, was unceremoniously dumped by the Swiss bank that had acquired his firm (who wanted to "get growthy"). If the bottom of a bear market is marked by extreme pessimism, massive capital flight and virtual total capitulation, value investing must be getting awfully close.

o The trend of the "private market" seeing exceptional investment potential in value stocks, which the public market largely disdains, is accelerating. The result has been an increase in the pace of merger/acquisition/going private transactions as some of the lowest public market valuations in twenty years or more leave companies vulnerable to takeover and/or management disillusionment with the stock price. This increased level of activity has been accompanied by an increasing transaction premium. Mergerstat reported median premium paid in 1998 was 20.4%. The premium expanded to 32.7% in 1999. Financial players have amassed LBO (leveraged buyout) funds aggregating in the hundreds of billions of dollars over the past decade. We believe a good portion of this "hot" money chased the "10- to 20-bagger" type returns formerly available in "dot com" land. Even if just a portion of this money starts focussing on our value sector, the potential for lightening striking our portfolio with greater frequency and intensity increases. The NEW YORK TIMES referred to this process as "Turning Ugly Ducklings Into Golden Geese."

To summarize, we believe the seeds of a value revival have been sown. The market is learning the painful lesson that, while this is undoubtedly a new economy, the old metrics of stock valuation still apply. Psychologically, the market has thrown in the collective towel on value investing. Finally, if the public market won't recognize value, the private market may step in and pay a premium. Although the market doesn't ring a bell at the bottom, we hear sounds in the wind that indicate to us that value investing has reached or will soon reach a bottom.

We look at buying stocks like we're buying a business. We try to buy good businesses whose stocks are trading at a significant discount to intrinsic value (the present value of the total sum of the cash flow the business will generate in its lifetime). In general, if the price you pay for a business is low in relation to those cash flows, the investment return will be high. This is an Investments 101 concept, but one we think will become increasingly important as "old" becomes "new" again. To say the growth versus value performance disparity has been extreme is an understatement, but extreme conditions don't endure. We recognize that markets are irrational in the short run and we can't change that. However, we know irrationality in the market is always followed by a return to reason, so we try to exploit it.

                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

We'll close with some thoughts from the one of the greatest investors of modern time (until recently), Warren Buffet. Buffet had this to say in Berkshire Hathaway's annual report about his self-proclaimed "D" investment performance in 1999:

"We don't own stocks of tech companies, even though we share the general view that our society will be transformed by their products and services. Our problem, which we can't solve by studying up, is that we have no insights into which participants in the tech field possess a truly DURABLE (emphasis added) competitive advantage. If we have a strength, it is in recognizing when we are operating well within our circle of competence and when we are approaching the perimeter. Predicting the long-term economics of companies that operate in fast-changing industries is simply far beyond our perimeter. If others claim predictive skill in those industries, and seem to have their claims validated by the behavior of the stock market, we neither envy nor emulate them. Instead, we just stick to what we understand. If we stray, we will have done so inadvertently, not because we got restless and substituted hope for rationality. Fortunately, it's almost certain there will be opportunities from time to time for Berkshire to do well within the circle we've staked out."

We are confident that our fellow shareholders and we will do well within OUR circle for many years to come and truly appreciate your investment in the Kirr, Marbach Partners Value Fund.


Regards,


/s/ Mark D. Foster                  /s/ Mickey Kim
Mark D. Foster, CFA                 Mickey Kim, CFA
President                           Vice President, Treasurer and Secretary




                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

STATEMENT OF ASSETS AND LIABILITIES                                      STATEMENT OF OPERATIONS
MARCH 31, 2000                                                           FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)                                                              (UNAUDITED)

ASSETS:                                                                  INVESTMENT INCOME:
     Investments, at current value                                           Dividend income
         (cost $17,070,592)                      $18,858,488                     (net of withholding of $207)              $ 101,565
     Receivable for investments sold                                         Interest income                                  42,763
                                                      56,248

                                                                                                                     ---------------
     Dividends receivable                                                    Total Investment Income                         144,328
                                                      17,020

                                                                                                                     ---------------
     Interest receivable

                                                       1,824

     Other assets                                                        EXPENSES:
                                                      12,815

                                              ---------------
     Total Assets                                 18,946,395                 Investment Adviser fee                           89,666
                                              ---------------
                                                                             Shareholder servicing and

LIABILITIES:                                                                     accounting costs                             31,753
     Payable for securities purchased                                        Administration fee                               20,484
                                                     170,700

     Payable to Custodian                                                    Professional fees                                10,856
                                                      93,186

     Payable to Adviser                                                      Federal and state registration                    7,270
                                                       9,709

     Accrued expenses                                                        Custody fee                                       3,741
                                                      53,661

                                              ---------------
     Total Liabilities                                                       Distribution fees                                15,544
                                                     327,256

                                              ---------------
                                                                             Reports to shareholders                           7,304
NET ASSETS                                       $18,619,139                 Directors fees                                    2,928
                                              ===============
                                                                             Other                                             3,261
                                                                                                                     ---------------
NET ASSETS CONSIST OF:                                                       Total expenses before
     Capital stock                               $18,749,055                     reimbursement                               192,807
     Undistributed net investment                                            Less:  Reimbursement from
         loss                                                                    Investment Adviser                         (58,308)
                                                    (34,872)

                                                                                                                     ---------------
     Undistributed net realized loss                                         Net Expenses                                    134,499
                                                                                                                     ---------------
         on investments                          (1,882,940)
     Net unrealized appreciation/                                        NET INVESTMENT INCOME                                 9,829
                                                                                                                     ---------------
         (depreciation) on investments
                                                   1,787,896

                                              ---------------
     Total Net Assets                            $18,619,139             REALIZED AND UNREALIZED
                                              ===============
                                                                             GAIN/(LOSS) ON INVESTMENTS:

Shares outstanding (500,000,000                                              Net realized loss on investments            (1,250,890)
     shares of $0.01 par value                                               Change in unrealized appreciation/
     authorized)                                                                 (depreciation) on investments             2,097,025
                                                   1,800,003

                                              ---------------                                                        ---------------
                                                                             Net realized and unrealized gain
Net asset value, redemption price                                                on investments                              846,135
                                                                                                                     ---------------
     and offering price per share                   $  10.34
                                              ===============
                                                                         NET INCREASE IN NET ASSETS
                                                                             RESULTING FROM

                                                                             OPERATIONS                                    $ 855,964
                                                                                                                     ===============


                     See notes to the financial statements.



                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

STATEMENT OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED              DECEMBER 31, 1998(1)
                                                                          MARCH 31, 2000                      THROUGH
                                                                           (UNAUDITED)                  SEPTEMBER 30, 1999
                                                                      -----------------------        --------------------------
OPERATIONS:

     Net investment income                                                      $   9,829                       $  29,205
     Net realized loss on investments                                         (1,250,890)                       (632,050)
     Change in unrealized appreciation/(depreciation)
         on investments                                                         2,097,025                       (309,129)
                                                                          ----------------                ----------------
     Net increase/(decrease) in net assets resulting
         from operations                                                          855,964                       (911,974)
                                                                          ----------------                ----------------

CAPITAL SHARE TRANSACTIONS:

     Proceeds from shares sold                                                  1,055,940                      19,310,833
     Shares issued to holders in reinvestment of dividends                         95,116
                                                                                                                        -
     Cost of shares redeemed                                                  (1,462,387)                       (225,888)
                                                                          ----------------                ----------------
     Net increase/(decrease) in net assets from
         capital share transactions                                             (311,331)                      19,084,945
                                                                          ----------------                ----------------

DISTRIBUTIONS TO SHAREHOLDERS:

     From net investment income                                                  (98,465)
                                                                                                                        -
                                                                          ----------------                ----------------

TOTAL INCREASE IN NET ASSETS                                                      446,168                      18,172,971
                                                                          ----------------                ----------------

NET ASSETS:

     Beginning of period                                                       18,172,971
                                                                                                                        -
                                                                          ----------------                ----------------
     End of period                                                           $ 18,619,139                    $ 18,172,971
                                                                          ================                ================

CHANGES IN SHARES OUTSTANDING:

     Shares sold                                                                  109,353                       1,854,244
     Shares issued to holders in reinvestment of dividends                          9,637
                                                                                                                        -
     Shares redeemed                                                            (152,520)                        (20,711)
                                                                          ----------------                ----------------
         Net increase/(decrease)                                                 (33,530)                       1,833,533
                                                                          ================                ================

 (1) Commencement of operations.

                     See notes to the financial statements.




                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period
                                                                        SIX MONTHS ENDED              DECEMBER 31, 1998(1)
                                                                         MARCH 31, 2000                      THROUGH
                                                                          (UNAUDITED)                  SEPTEMBER 30, 1999
                                                                     -----------------------        --------------------------
PER SHARE DATA:
Net asset value, beginning of period                                               $9.91                          $10.00
                                                                         ----------------                ----------------
Income from investment operations:
      Net investment income
                                                                                       -                            0.04
      Net realized and unrealized gain/(loss) on investments
                                                                                    0.48                          (0.13)
                                                                         ----------------                ----------------
      Total from investment operations
                                                                                    0.48                          (0.09)
                                                                         ----------------                ----------------
Less distributions:
      Dividends from net investment income
                                                                                  (0.05)                               -
                                                                         ----------------                ----------------
      Net asset value, end of period                                              $10.34                           $9.91
                                                                         ================                ================
TOTAL RETURN                                                                       4.90% (2)                     (0.90)% (2)
SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                                              $18,619,139                     $18,172,971
      Ratio of expenses to average net assets:
           Before expense reimbursement                                            2.15% (3)                       3.01% (3)
           After expense reimbursement                                             1.50% (3)                       1.50% (3)
      Ratio of net investment income/(loss) to average net assets:
           Before expense reimbursement                                          (0.54)% (3)                     (0.76)% (3)
           After expense reimbursement                                             0.11% (3)                       0.75% (3)
      Portfolio turnover rate                                                     56.58%                          77.79%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.


                     See notes to the financial statements.



                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

SCHEDULE OF INVESTMENTS
MARCH 31, 2000

(UNAUDITED)
   NUMBER                                                            NUMBER
  OF SHARES                                        VALUE            OF SHARES                                          VALUE
--------------                                 --------------      ------------                                    --------------
              COMMON STOCKS - 98.2%                                            ENERGY / NATURAL RESOURCES - 6.8%
              APPAREL - 1.3%                                           17,300  Kinder Morgan, Inc.                      $596,850

     19,600   The Warnaco Group, Inc.            $ 231,525             70,000  Santa Fe Snyder Corporation*              673,750
                                                  --------------
                                                                                                                   --------------
                                                                                                                       1,270,600
                                                                                                                   --------------
              AUTO & TRANSPORTATION - 0.9%
     12,300   Coachmen Industries, Inc.                 169,894                FINANCIAL SERVICES - 8.8%
                                                  --------------

                                                                       14,800  Allied Capital Corporation                258,075

              BUSINESS SERVICES - 6.2%                                 26,200  Commercial Federal

              Deluxe Corporation                        159,000                  Corporation                             435,575
      6,000
     22,300   Pittston Brink's Group                    379,100         8,900  Equifax, Inc.                             224,725

     16,400   SunGard Data Systems, Inc.*               619,100        12,300  H&R Block, Inc.                           550,425
                                                  --------------
                                                      1,157,200
                                                                       22,100  Sovereign Bancorp, Inc.                   167,131
                                                  --------------
                                                                                                                   --------------
                                                                                                                       1,635,931
                                                                                                                   --------------
              BUSINESS SUPPLIES - 1.8%
     21,000   Daisytek International                                           FOOD & BEVERAGE - 2.7%
                Corporation*                            332,062        12,200  Darden Restaurants, Inc.                  217,312
                                                  --------------

                                                                       18,200  International Home Foods, Inc.*           291,200

                                                                                                                   --------------
              COMMUNICATIONS & MEDIA - 8.0%                                                                              508,512
                                                                                                                   --------------
              Adelphia Communications
      6,543
                Corporation - Class A*                  320,607                INSURANCE - 3.6%

     14,000   Emmis Communications                                      7,150  MBIA, Inc.                                372,247

                Corporation - Class A*                  651,000        13,200  Torchmark Corporation                     305,250

                                                                                                                   --------------
              MediaOne Group, Inc.*                     510,300                                                          677,497
      6,300
                                                  --------------                                                   --------------
                                                      1,481,907
                                                  --------------

                                                                               MANUFACTURING / PRODUCTION - 11.7%
              COMPUTERS & SOFTWARE- 5.1%                                9,700  The B.F. Goodrich Company                 278,269

              Diebold, Incorporated                     209,000        23,100  EMCOR Group, Inc.*                       485,100
      7,600
              International Business Machines                          23,900  Engelhard Corporation                    361,487
      4,075
                Corporation (IBM)                       480,850        13,200  Great Lakes Chemical

     10,100   Unisys Corporation*                       257,550                  Corporation                            448,800
                                                  --------------

                                                        947,400         8,800  Precision Castparts Corp.                 321,200
                                                  --------------

                                                                        9,200  The Sherwin-Williams Company              201,825

              CONSUMER PRODUCTS - 3.4%                                  1,400  Southdown, Inc.
                                                                                                                          82,600
                                                                                                                   --------------
     26,100   Tupperware Corporation                    412,706                                                        2,179,281

                                                                                                                   --------------
     20,400   U.S. Industries, Inc.                  225,675
                                                  --------------

                                                        638,381                MEDICAL - 5.1%
                                                  --------------

                                                                        14,300 St. Jude Medical, Inc.*                   369,119

                                                                        25,200 Tenet Healthcare Corporation*             579,600
                                                                                                                   --------------
                                                                                                                         948,719
                                                                                                                   --------------


                     See notes to the financial statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000

(UNAUDITED)
   NUMBER                                                           PRINCIPAL
  OF SHARES                                        VALUE              AMOUNT                                           VALUE
--------------                                 --------------      ------------                                   ---------------
              PHARMACEUTICALS - 3.7%                                           SHORT-TERM INVESTMENTS - 3.1%
      8,100   Elan Corporation plc ADR*            $ 384,750                   VARIABLE RATE DEMAND NOTES**
     11,000   ICN Pharmaceuticals, Inc.              299,750
                                               --------------
                                                      684,500         $396,745  Firstar Bank, 5.88%                     $ 396,745
                                               --------------

                                                                      153,729  Warner-Lambert Co., 5.77%
                                                                                                                         153,729
              PUBLISHING - 2.5%                                        26,088  Sara Lee Corp., 5.73%
                                                                                                                          26,088
                                                                                                                  ---------------
     13,000   The Reader's Digest
                Association, Inc. - Class A          459,875                   Total short-term investments
                                               --------------
                                                                                 (cost $576,562)
                                                                                                                         576,562
                                                                                                                  ---------------
              RETAIL - 6.5%
     19,900   AutoZone, Inc.*                        552,225                   Total investments - 101.3%
     22,000   Kmart Corporation*                     213,125                     (cost $17,070,592)                   18,858,488
     11,500   New Dixons Group plc ADR               158,785
     19,600   Saks, Inc.*                            284,200                   Liabilities in excess
                                               --------------                      of other assets - (1.3)%              (239,349)
                                                   1,208,335                                                        ---------------
                                               --------------                    TOTAL NET ASSETS - 100.0%             $18,619,139
                                                                                                                    ===============
              TECHNOLOGY - 5.1%

      1,100     MIPS Technologies,
                Inc. - Class A*                       61,188
      9,900     NYFIX, Inc.*                           498,713                       * -- Non-income producing security.

     17,600   Sensormatic Electronics                                               ** -- Variable rate security.  The rates
                                                                                          listed are as of March 31, 2000.
                Corporation*                         394,900
                                               --------------                      ADR -- American Depository Receipt.
                                                     954,801
                                               --------------

              TELECOMMUNICATIONS - 4.0%
      2,050     British Telecommunications
                plc ADR                              385,656
      9,600     Broadwing, Inc.*                       357,000
                                               --------------
                                                     742,656
                                               --------------

              UTILITIES & RELATED - 11.0%
      9,900   Calpine Corporation*                   930,600
      6,500   Cinergy Corp.                          139,750
     60,000   Citizens Utilities
                Company - Class B*                   982,500
                                               --------------
                                                   2,052,850
                                               --------------

              Total common stocks                 18,281,926
                (cost $16,494,030)             --------------



                     See notes to the financial statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000

(UNAUDITED)

1.  ORGANIZATION AND           The Kirr Marbach Partners Fund, Inc. (the
SIGNIFICANT ACCOUNTING         "Corporation") was organized as a Maryland
POLICIES                       corporation on September 23, 1998 and is
                               registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value
                               Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The
                               Fund commenced operations on December 31, 1998.

                               The following is a summary of significant accounting policies consistently followed by the Fund.

                               a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                               b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                               c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                               d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                               e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                     K I R R , M A R B A C H P A R T N E R S
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                                V A L U E F U N D

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000
(UNAUDITED)

                               g) Other - Investment and shareholder
                               transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.  INVESTMENT TRANSACTIONS    The aggregate purchases and sales of securities,
                               excluding short-term investments, by the Fund for the six months ended March 31, 2000, were as follows:

                                               PURCHASES           SALES
U.S. Government.............................$         -        $         -
Other.......................................$12,077,829        $ 9,213,519

                               At March 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

 Appreciation                                              $  3,045,498
 (Depreciation)                                             (1,257,602)
                                                           ------------
 Net appreciation on investments                           $  1,787,896
                                                           ============

                               At March 31, 2000, the cost of investments for federal income tax purposes was $17,070,592.

3.  AGREEMENTS                 The Fund has entered into an Investment Advisory
                               Agreement with Kirr, Marbach & Company, LLC (the
                               "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                               Until February 28, 2001, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Funds other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the six months ended March 31, 2000, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $58,308. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2001. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                               Rafferty Capital Markets, Inc., (the
                               "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the

                     K I R R , M A R B A C H P A R T N E R S
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                                V A L U E F U N D

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000

(UNAUDITED)

                               Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2000, the Fund incurred expenses of $15,544 pursuant to the 12b-1 Plan.

                               Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.




                     K I R R , M A R B A C H P A R T N E R S
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                                V A L U E F U N D

                                D I R E C T O R S
                                 MARK D. FOSTER
                                   MICKEY KIM
                                JEFFREY N. BROWN
                                 MARK E. CHESNUT
                               JOHN F. DORENBUSCH

                        P R I N C I P A L O F F I C E R S
                            MARK D. FOSTER, President
               MICKEY KIM, Vice President, Treasurer and Secretary

                        I N V E S T M E N T A D V I S E R
                          KIRR, MARBACH & COMPANY, LLC
                              621 WASHINGTON STREET
                             COLUMBUS, INDIANA 47201

                              D I S T R I B U T O R
                         RAFFERTY CAPITAL MARKETS, INC.
                             1311 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                                C U S T O D I A N
                               FIRSTAR BANK, N.A.
                                   THIRD FLOOR
                             615 E. MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                           A D M I N I S T R A T O R ,
                         T R A N S F E R A G E N T A N D
                 D I V I D E N D - D I S B U R S I N G A G E N T
                        FIRSTAR MUTUAL FUND SERVICES, LLC
                                   THIRD FLOOR
                             615 E. MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                   I N D E P E N D E N T A C C O U N T A N T S
                                    KPMG LLP
                               303 E. WACKER DRIVE
                             CHICAGO, ILLINOIS 60601

                             L E G A L C O U N S E L
                              GODFREY & KAHN, S.C.
                               780 N. WATER STREET
                           MILWAUKEE, WISCONSIN 53202

         THIS REPORT SHOULD BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.